SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

     Date of report (Date of earliest event reported): January 26, 2005

                                  ASHLAND INC.
           (Exact name of registrant as specified in its charter)

                                  Kentucky
               (State or other jurisdiction of incorporation)


              1-2918                                         61-0122250
       (Commission File Number)                          (I.R.S. Employer
                                                        Identification No.)


   50 E. RiverCenter Boulevard, Covington, Kentucky          41012-0391
           (Address of principal executive offices)          (Zip Code)


       P.O. Box 391, Covington, Kentucky                     41012-0391
                 (Mailing Address)                           (Zip Code)


        Registrant's telephone number, including area code (859) 815-3333

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

On January 26, 2005, the Personnel and Compensation Committee (the "P & C Committee") of the Board of Directors of Ashland Inc. ("Ashland") approved performance hurdle, target and maximum objectives for incentive compensation ("IC") awards for fiscal year 2005, and performance objectives for the 2005 - 2007 Performance Period for the Long-Term Incentive Program ("LTIP"), pursuant to the Amended and Restated Ashland Inc. Incentive Plan (the "Incentive Plan").

For fiscal 2005, objectives for IC payments under the Incentive Plan were established by the P & C Committee as Ashland return on investment, cash flow, division operating income and division return on investment. Financial weightings of these objectives will vary depending upon an individual employee's role at Ashland.

The P & C Committee also established the following objectives and corresponding weighting for LTIP payments under the Incentive Plan for the 2005 - 2007 Performance Period:

o Executive Officers: a target (i) three-year average Ashland return on investment (30%) and (ii) three-year weighted average return on investment of the wholly-owned divisions (70%).

o Ashland employees (not specifically focused on one division): a target three-year weighted average return on investment of the wholly-owned divisions (100%).

o Ashland employees (focused on a specific division): a target three-year weighted average return on investment of the wholly-owned division of between 60% - 80%; three-year division return on investment of between 20%
     - 40%.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               ASHLAND INC.
                                  -------------------------------------------
                                              (Registrant)



Date:  January 31, 2005                   /s/ David L. Hausrath
                                 --------------------------------------------
                                 Name:     David L. Hausrath
                                 Title:    Senior Vice President, General
                                           Counsel and Secretary